Exhibit 99.1

VERSES® Announces Closing of Second Tranche of Private Placement Offering of Units

VANCOUVER, British Columbia, March 27, 2026 – VERSES AI Inc. (CBOE:VERS) (OTCQB:VRSSF) (“VERSES’’ or the “Company”), a cognitive computing company specializing in next-generation intelligent software systems, is pleased to announce that it has completed a second tranche of its non-brokered private placement through the issuance of 473,500 units (the “Units”) of the Company at a price of C$0.75 (US$0.54) per Unit for gross proceeds of C$355,125 (approximately US$257,318). Together with the previously completed tranche, which was announced on March 16, 2026, the Company has raised aggregate gross cash proceeds of C$1,100,930 (approximately US$797,717), and extinguished C$132,300 (approximately US$95,863) in liabilities, through the issuance of an aggregate of 1,644,307 Units (the “Offering”).

Each Unit is comprised of one Class A Subordinate Voting Share of the Company (a “Share”) and one-half of one Share purchase warrant (each whole Share purchase warrant, a “Warrant”). Each Warrant entitles the holder to purchase one Share of the Company (a “Warrant Share”) at an exercise price of C$1.00 (approximately US$0.72) per Warrant Share at any time until the date that is 24 months from the date of issuance, subject to adjustment in certain events.

The net proceeds of the Offering are intended to strengthen the Company’s financial position and provide liquidity to finance continuing operations, including, in particular, the Company’s expenses incurred, and expected to be incurred, in connection with the Company’s research and development objectives, and for working capital and general corporate purposes.

In connection with the second tranche of the Offering, the Company paid aggregate cash finders’ fees of C$10,410 (approximately US$7,543) and issued an aggregate of 29,880 finder warrants (each, a “Finder Warrant”) to certain finders located outside of the United States, who assisted the Company with the offer and sale of Units to purchasers who were not “U.S. persons” as defined in Regulation S under the U.S. Securities Act (as defined below). Each Finder Warrant entitles the holder thereof to acquire one finder unit (a “Finder Unit”) at a price of C$0.75 (approximately $0.54) for a period of 24 months from the Closing Date. Each Finder Unit will consist of one Share and one half of one Share purchase warrant (each whole warrant, a “Finder Unit Warrant”), and each Finder Unit Warrant will be exercisable to purchase one additional Share at a price of C$1.00 (approximately US$0.72) per Share for a period of 24 months from the closing of the Offering.

All securities issued under the Offering are subject to a statutory hold period of four months plus a day from the date of issuance in accordance with applicable securities legislation in Canada.

None of the Units nor the underlying Shares and Warrants that were offered and sold in the Offering have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and none of the Shares, Warrants, or Shares issuable upon exercise of the Warrants may be offered or sold in the United States absent registration under the U.S. Securities Act and all applicable state securities laws or an applicable exemption from such registration requirements.

This news release shall not constitute an offer to sell, or a solicitation of an offer to buy, the Units in the United States, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. This news release is being issued pursuant to and in accordance with Rule 135c under the U.S. Securities Act.

References to “US$” are to United States dollars and references to or “C$” are to Canadian dollars. On March 25, 2026, the daily average exchange rate as reported by the Bank of Canada for the conversion of one Canadian dollar into United States dollars was C$1.00 equals US$0.7246. The Shares are currently trading in Canada on the Cboe Canada exchange under the symbol “VERS” and in the United States on the OTCQB under the symbol “VRSSF”.

About VERSES

VERSES® is a cognitive computing company building next-generation intelligent agentic systems modeled after the wisdom and genius of Nature. Designed around first principles found in science, physics and biology, our flagship product, Genius,™ is an agentic enterprise intelligence platform designed to generate reliable domain-specific predictions and decisions under uncertainty. Imagine a Smarter World that elevates human potential through technology inspired by Nature. Learn more at verses.ai, LinkedIn and X.

On behalf of the Company

David Scott, CEO, VERSES AI Inc.

Press Inquiries: press@verses.ai

Investor Relations Inquiries

James Christodoulou, Chief Financial Officer

IR@verses.ai, +1(212)970-8889

Cautionary Note Regarding Forward-Looking Statements

This news release contains statements which constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable securities laws, including statements regarding the plans, intentions, beliefs and current expectations of the Company with respect to future business activities and plans of the Company. Forward-looking information and forward-looking statements are often identified by the words “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect” or similar expressions. More particularly and without limitation, this news release contains forward–looking statements and information relating to the intended use of proceeds from the Offering.

The forward–looking statements and information are based on certain key expectations and assumptions made by the management of the Company. As a result, there can be no assurance that such plans will be completed as proposed or at all. Such forward-looking statements are based on a number of assumptions of management, including, without limitation, that the net proceeds from the Offering will be sufficient to fund the Company’s intended activities; the Company will be able to execute on its research and development objectives as planned; and general business, market and economic conditions will not materially change. Although management of the Company believes that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward–looking statements and information since no assurance can be given that they will prove to be correct.

Forward-looking statements and information are provided for the purpose of providing information about the current expectations and plans of management of the Company relating to the future. Readers are cautioned that reliance on such statements and information may not be appropriate for other purposes, such as making investment decisions. Since forward–looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors and risks. These include, but are not limited to, the Company’s ability to successfully implement its business plan and achieve its research and development objectives; changes in general economic and market conditions; the Company’s ability to maintain sufficient working capital and liquidity; dependence on key personnel and the ability to attract and retain qualified employees; competition from other companies in the Company’s industry; and other risks detailed from time to time in the filings made by the Company in accordance with securities regulations. Accordingly, readers should not place undue reliance on the forward–looking statements and information contained in this news release. Readers are cautioned that the foregoing list of factors is not exhaustive.

The forward–looking statements and information contained in this news release are made as of the date hereof and no undertaking is given to update publicly or revise any forward–looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. The forward-looking statements or information contained in this news release are expressly qualified by this cautionary statement.